MERRILL LYNCH TECHNOLOGY FUND, INC.

                    SUPPLEMENT DATED AUGUST 5, 1998 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 1998


     The section entitled "MANAGEMENT OF THE COMPANY" is revised by deleting the information relating to James K. Renck and adding the following:

     Paul Gerard Meeks (35) - PORTFOLIO MANAGER (1)(2) -Portfolio Manager of the Company since May 1998; various positions with Jurika & Voyles, L.P. from 1994 to 1998 including technology analyst (1994 to 1998), director of research (1995 to 1998), principal (1996 to 1998) and portfolio manager of the Jurika & Voyles Mini-Cap Fund (1997 to 1998); various positions with Strong/Corneliuson Capital Management, Inc., from 1992 to 1994 including equity analyst and researcher.


Code #16090-0698ALL